Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  August, 2000
           Series 2000-06, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %              8.337292
                                                       ---------------------
     Weighted average maturity                                       352.90
                                                       ---------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                           Principal
         Principal Per  Prepayments Per    Interest Per
   Class  Certificate     Certificate       Certificate   Payout Rate
   -----  -----------     -----------       -----------   -----------
     PO  $  0.86776545  $    0.08850452  $   0.00000000   %0.00000000
     A1  $  6.59286358  $    5.62804030  $   6.45527133   %7.99999999
     A2  $  0.00000000  $    0.00000000  $   6.66666667   %8.00000000
     A3  $  0.00000000  $    0.00000000  $   6.66666629   %7.99999954
     A4  $  0.00000000  $    0.00000000  $   6.66666690   %8.00000028
     S   $  0.00000000  $    0.00000000  $   0.28341193   %0.34796093
     M   $  0.66163258  $    0.00000000  $   6.65801040   %7.99999870
     B1  $  0.66163328  $    0.00000000  $   6.65801233   %8.00000099
     B2  $  0.66163662  $    0.00000000  $   6.65801664   %8.00000622
     B3  $  0.66162912  $    0.00000000  $   6.65800693   %7.99999459
     B4  $  0.66162630  $    0.00000000  $   6.65802768   %8.00001940
     B5  $  0.66164376  $    0.00000000  $   6.65800158   %7.99998801
     R   $  0.00000000  $    0.00000000  $   0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                         Accrual Amount
    Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       28,053.17
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  140,737,637.35
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 457
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            2,376,679.48  $    2,374,610.97  $           996.18  GEC0006PO
A1   $           88,325,541.14  $   87,724,153.30  $           961.70  36157NHK3
A2   $           21,306,000.00  $   21,306,000.00  $         1,000.00  36157NHL1
A3   $            8,789,000.00  $    8,789,000.00  $         1,000.00  36157NHM9
A4   $           14,425,000.00  $   14,425,000.00  $         1,000.00  36157NHN7
S    $           94,087,286.21  $   93,517,928.76  $           971.48  GEC00006S
M    $            2,881,254.47  $    2,879,345.66  $           998.04  36157NHS6
B1   $            1,296,314.84  $    1,295,456.04  $           998.04  36157NHQ0
B2   $              720,063.94  $      719,586.90  $           998.04  36157NHR8
B3   $              576,250.89  $      575,869.13  $           998.04  36157NHG2
B4   $              288,624.80  $      288,433.59  $           998.04  36157NHH0
B5   $              360,420.54  $      360,181.76  $           998.04  36157NHJ6
R    $                    0.00  $            0.00  $             0.00  36157NHP2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             6        Principal Balance    $    2,552,792.39
                                --------                           -------------
        2.   60-89 days
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        3.   90 days or more
             Number             1        Principal Balance    $      472,579.42
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $           0.00
                                                                 --------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $  144,252,709.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $    5,825,655.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $  144,252,709.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
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